BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES:	12 Months Ended
Dec. 31, 2011
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES:

1.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation—The consolidated financial statements, prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”), include the accounts of Rockwood Holdings, Inc. and Subsidiaries, which may be referred to as “Rockwood” or the “Company”.  Rockwood is a global developer, manufacturer and marketer of high value-added specialty chemicals and advanced materials used for industrial and commercial purposes.

The Company’s noncontrolling interest represents the total of the noncontrolling party’s interest in certain investments (principally the Titanium Dioxide Pigments venture and the Viance, LLC timber treatment joint venture) that are consolidated but less than 100% owned.

All intercompany balances and transactions have been eliminated. Material subsequent events are evaluated through the report issuance date and disclosed where applicable.

In the first quarter of 2012, the Company reorganized its Specialty Chemicals segment into two reportable segments: Lithium and Surface Treatment. The metal sulfides business that was previously reported in the Specialty Chemicals segment is now included in the “Corporate and other” category.  All prior-period amounts related to the segment change have been retrospectively reclassified throughout these consolidated financial statements.  See Note 3, “Segment Information,” for further details.

The Company’s consolidated financial statements have been reclassified to reflect discontinued operations for all periods presented as a result of the sale of the plastic compounding business in January 2011. See Note 2, “Discontinued Operations,” for further details. In addition, certain prior year amounts in Item 8. Financial Statements and Supplementary Data - Note 14, “Employee Benefit Plans” and Note 11, “Income Taxes” have been reclassified to conform to current year presentation.

Unless otherwise noted, all balance sheet items as of December 31, 2011 which are denominated in Euros are converted at the December 31, 2011 exchange rate of €1.00 = $1.2961.

Use of Estimates—The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and revenue and expenses during the periods reported. These estimates include, among other things, assessing the collectability of accounts receivable, the use and recoverability of inventory, the valuation of deferred tax assets, the measurement of the accrual for uncertain tax benefits, impairment of goodwill as well as property, plant and equipment and other intangible assets, the accrual of environmental and legal reserves and the useful lives of tangible and intangible assets, among others. Actual results could differ from those estimates. Such estimates also include the fair value of assets acquired and liabilities assumed as a result of allocations of the purchase price of business combinations consummated.

Major Customers and Concentration of Credit—The Company has a number of major end-user, retail and original equipment manufacturer customers, with the largest concentration in Europe and the United States. No single customer accounted for more than 2% of net sales during any of the periods presented. The Company does not believe a material part of its business is dependent upon any single customer, the loss of which would have a material long-term impact on the business of the Company. However, the loss of one or more of the Company’s largest customers would most likely have a negative short-term impact on the Company’s results of operations. Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable and derivative contracts.

Accounts Receivable—The allowance for doubtful accounts is estimated at each reporting date based on factors such as receivable age, customer liquidity status and previous write-off history. The Company performs ongoing credit evaluations of customers and generally does not require collateral. Credit insurance is maintained by certain of the Company’s businesses. An allowance is maintained for aggregate expected credit losses. Write-offs are charged to the allowance when taken, net of recoveries. Allowance for doubtful account activity is as follows:

	Year Ended December 31,
($ in millions)	2011	2010	2009
Balance, January 1	$9.4	$12.3	$9.6
Additions, net of recoveries	(0.2)	0.1	2.9
Write-offs	(0.9)	(2.2)	(1.7)
Other	(0.4)	(0.8)	1.5
Balance, December 31	$7.9	$9.4	$12.3

Revenue Recognition—The Company recognizes revenue when the earnings process is complete. Product sales are recognized when products are shipped to the customer in accordance with the terms of the contract of sale, title and risk of loss have been transferred, collectibility is reasonably assured, and pricing is fixed or determinable. Accruals are made for sales returns and other allowances based on the Company’s experience. The Company records shipping and handling costs in cost of products sold and records shipping and handling costs billed to customers in net sales. Revenue under service agreements, which was less than 1% of consolidated net sales in 2011, 2010 and 2009, is realized when the service is performed. Liabilities for product warranties are less than 1% of consolidated net sales as of December 31, 2011 and 2010.

Foreign Currency Translation—The functional currency of each of the Company’s foreign subsidiaries is primarily the respective local currency. Balance sheet accounts of the foreign operations are translated into U.S. dollars at period-end exchange rates and income and expense accounts are translated at average exchange rates during the period. Translation gains and losses related to net assets located outside the U.S. are shown as a component of accumulated other comprehensive income. Gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency), including intercompany financing arrangements for which settlement is planned or anticipated, are included in determining net income for the period in which exchange rates change. Gains or losses on certain intercompany loans that are of a long-term investment nature for which settlement is not planned or anticipated in the foreseeable future are reported and accumulated in the same manner as translation adjustments. These loans are all related to intercompany debt arrangements. As of December 31, 2011, intercompany debt arrangements deemed to be of a long-term investment nature for which settlement is not planned or anticipated in the foreseeable future equaled €581.0 million ($753.0 million). In addition, gains or losses on Euro-denominated debt that is designated as a net investment hedge of the Company’s Euro-denominated investments are reported and accumulated in the same manner as translation adjustments.

Advertising—The Company expenses advertising costs within selling, general and administrative expenses as incurred. Advertising costs are less than 1% of consolidated net sales in 2011, 2010 and 2009.

Research and Development—Research and development costs are charged to expense within selling, general and administrative expenses, as incurred. Such costs were $59.1 million, $49.3 million and $43.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Cash and Cash Equivalents—All highly liquid instruments and money market funds with an original maturity of three months or less are considered to be cash equivalents. The carrying amount approximates fair value because of the short maturities of these instruments.

Inventories—Inventories are stated at the lower of cost or market. Cost is determined primarily on average cost or the first-in, first-out method. Inventory quantities on hand are reviewed regularly, and where necessary, provisions for excess and obsolete inventory are recorded based primarily on either the Company’s estimated forecast of product demand and production requirements or historical usage. See Item 8. Financial Statements and Supplementary Data - Note 6, “Inventories.”

Property, Plant and Equipment—Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the various asset classes. Estimated lives generally range from 20-30 years for buildings and improvements (including land improvements), 7-12 years for machinery and equipment, 3-5 years for furniture and fixtures and 14-50 years for mining rights. See Item 8. Financial Statements and Supplementary Data - Note 7, “Property, Plant and Equipment.”

The estimated useful lives of leasehold improvements are the lesser of the estimated life of the improvement or the term of the lease.

Major renewals and improvements are capitalized and minor replacements, maintenance and repairs are charged to current operations as incurred. Upon retirement or disposal of assets, the cost and related accumulated depreciation are removed from the balance sheet and any gain or loss is reflected in the statement of operations.

The Company classifies depreciation and amortization in its Consolidated Statements of Operations consistent with the utilization of the underlying assets as follows:

	Year Ended December 31,
($ in millions)	2011	2010	2009
Cost of products sold	$174.0	$166.7	$178.8
Selling, general and administrative expenses (a)	93.2	89.2	95.4
Total depreciation and amortization	$267.2	$255.9	$274.2

(a)               Primarily consists of amortization costs.

Goodwill—Goodwill represents the cost in excess of fair value of net assets acquired for transactions accounted for using the purchase method of accounting. See Item 8. Financial Statements and Supplementary Data - Note 8, “Goodwill,” for details of goodwill activity by segment.

Other Intangible Assets—Other intangible assets primarily consists of patents and other intellectual property, trade names and trademarks, and customer relationships. Patents and other intellectual property are recorded at their estimated fair values at the time of acquisition and are being amortized over their estimated remaining useful lives, ranging from 4-20 years. Trade names and trademarks are being amortized from 18-25 years, customer relationships are being amortized over periods ranging from 7-15 years and supply agreements are being amortized over periods ranging from 10-15 years. See Item 8. Financial Statements and Supplementary Data - Note 9, “Other Intangible Assets, Net.”

Impairment Accounting— The recoverability of goodwill is reviewed on an annual basis during the fourth quarter. Additionally, the recoverability of goodwill, long-lived tangible, and other intangible assets is reviewed when events or changes in circumstances occur indicating that the carrying value of the assets may not be recoverable. The Company determined that its reporting units for its goodwill impairment review are its operating segments or components of an operating segment that constitute a business for which discrete financial information is available and for which segment management regularly reviews the operating results. Based on this analysis, the Company has identified three reporting units within its reportable segments that qualify for such review.

In accordance with the accounting guidance for determining a goodwill impairment, there is a two-step method. In the first step, the Company determines the fair value of each reporting unit and compares that fair value to the carrying value of such reporting unit. This begins with estimating the fair value of each reporting unit, which is derived from peer multiples.  Specifically, the estimate of the fair value of such reporting unit is based on an industry metric that is the ratio of enterprise value (“EV” which is commonly defined as market capitalization, plus long-term debt, less cash) to Adjusted EBITDA of the relevant benchmark peer companies and groups; this is the peer multiple approach. The Company uses EV multiples for the last twelve months Adjusted EBITDA and for the next fiscal year’s Adjusted EBITDA. The peer companies are typically based upon the competitors disclosed in Item 1, “Business” for each of the reporting units. The Company then multiplies this ratio by the Adjusted EBITDA for the recently completed year and the budgeted Adjusted EBITDA for the upcoming year of such reporting unit and compares it to the carrying value of such reporting unit. If the product of such peer multiple and reporting unit’s Adjusted EBITDA is less than such carrying value, it may be an indication of an impairment. If the initial review does not result in clear evidence that no impairment indicators exist, a review based on expected future cash flows is performed; this is the discounted cash flow approach. For the discounted cash flow approach, the Company makes certain assumptions about, among other things, estimates of future cash flows, including growth rates, price increases, capital expenditures, the benefits of recent acquisitions and expected synergies, and an appropriate discount rate. If the results of the peer multiple approach and the discounted cash flow approach differ materially, the relevant facts and circumstances are reviewed and a qualitative assessment is made to determine the proper weighting. If the results of the first step indicate the carrying amount of a reporting unit is higher than its fair value, the second step must be performed. Specifically, the Company determines the implied fair value of goodwill in the same manner as if it had acquired those reporting units. In the second step, the potential impairment is computed by comparing the implied fair value of the reporting unit’s goodwill with the carrying amount of goodwill. If the carrying amount of the reporting unit’s goodwill is greater than the implied fair value of its goodwill, an impairment loss must be recognized for the excess.  If necessary, the Company may consult with valuation specialists to assist with its goodwill impairment review.

These calculations are based on inherent assumptions and estimates about future cash flows and appropriate benchmark peer companies or groups. Subsequent changes in these assumptions could result in future impairment. Although the Company consistently uses the same methods in developing the assumptions and estimates underlying the fair value calculations, such estimates are uncertain by nature and can vary from actual results.

The recoverability of other intangible assets is reviewed when events or changes in circumstances occur indicating that the carrying value of the assets may not be recoverable. In the fourth quarter of 2010 and in 2011, the Company performed a recoverability test of certain intangible assets in our Viance timber treatment chemicals venture and concluded that there was no impairment of those assets. The Company will continue to monitor the recoverability of these assets if events or circumstances indicate that the carrying value of such assets may not be recoverable.

Financial Instruments—Management believes the carrying amount of financial instruments, including accounts receivable, accounts payable and debt, approximates fair value, except as described in Note 5, “Financial Instruments and Fair Value Measurements.”

Derivatives— All derivatives are recognized as either assets or liabilities at fair value. Changes in the fair value of derivatives not designated as hedging instruments are recognized in earnings while changes in the fair value of derivatives that are designated as hedging instruments are recognized as a component of comprehensive income. The Company uses derivative instruments to manage its exposure to market risks associated with fluctuations in interest rates and foreign currency exchange rates. See Item 8. Financial Statements and Supplementary Data - Note 5, “Financial Instruments and Fair Value Measurements” and Note 18, “Accumulated Other Comprehensive Income,” for the impact of the Company’s net investment and cash flow hedges. The Company does not enter into derivative contracts for trading purposes nor does it use leveraged or complex instruments.

Pension, Postemployment and Postretirement Costs— Defined benefit costs and liabilities and postretirement benefit costs and liabilities have been determined in accordance with accounting standards for retirement benefits. Postemployment benefit costs and liabilities have been determined in accordance with accounting standards for nonretirement postemployment benefits. See Item 8. Financial Statements and Supplementary Data - Note 14, “Employee Benefit Plans,” for further details.

Related Party Transactions—In the ordinary course of business, Rockwood has engaged in transactions with certain related parties including Kohlberg Kravis Roberts & Co. L.P. (“KKR”). For example, the Company paid fees of $2.0 million to KKR related to the refinancing of the Company’s senior secured term loans in February 2011.

As part of the Titanium Dioxide Pigments venture with Kemira that was completed in September 2008, the venture has a long-term agreement expiring in August 2018 to purchase steam and electricity (“energy”) from Kemira. The venture purchased $40.0 million, $36.8 million and $31.2 million, respectively, of energy from Kemira during 2011, 2010 and 2009. As of December 31, 2011 and 2010, $5.6 million and $4.1 million, respectively, was due to Kemira, for energy purchases. In 2009, the venture also made a contractual advance of $16.0 million in connection with this agreement. Minimum annual payments under the energy agreement are approximately $15.6 million per year. In connection with this arrangement, the venture has approximately $27.8 million of a non-interest bearing note receivable from Kemira that is due in August 2028. The carrying value of the note receivable was $5.8 million at December 31, 2011. Interest is imputed at an effective rate of 8.96%. The fair value of the note receivable is approximately $9.7 million at December 31, 2011.

As part of the Titanium Dioxide Pigments venture with Kemira, the venture has a supply agreement for the sale of certain raw materials to Kemira that are manufactured by the venture. The term of this contract expires in December 2015. Transactions between the Titanium Dioxide Pigments venture and Kemira consisted of sales to Kemira of $3.4 million, $2.1 million and $2.8 million in 2011, 2010 and 2009, respectively, and amounts due from Kemira of $0.6 million and $0.4 million at December 31, 2011 and 2010, respectively. In addition, there were sales from the Titanium Dioxide Pigments venture to companies owned by Kemira of $2.2 million and $11.1 million during 2010 and 2009, respectively, of which $0.1 million was due to the venture at December 31, 2010.

As part of the Viance, LLC joint venture, the Company’s Chemical Specialties, Inc. (“CSI”) subsidiary within the Timber Treatment Chemicals business and The Dow Chemical Company (“Dow”) entered into certain related party transactions. Viance, LLC does not own manufacturing facilities, and as a result, relies on the members of the joint venture to provide substantially all product and distribution requirements. In addition, the members sell products to Viance, LLC. Transactions between Viance, LLC and Dow amounted to: purchases from Dow of $1.3 million, $4.1 million and $5.0 million in 2011, 2010 and 2009, respectively, and sales to Dow of $0.4 million, $0.4 million and $0.3 million in 2011, 2010 and 2009, respectively. Amounts due to Dow totaled $0.1 million and $2.3 million at December 31, 2011 and 2010, respectively.

Income Taxes—Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts and the corresponding tax carrying amounts of assets and liabilities. Deferred tax assets are also recognized for tax loss and tax credit carryforwards. A valuation allowance is recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized based on available evidence weighted toward evidence that is objectively verifiable. Deferred taxes are not provided on the undistributed earnings of subsidiaries as such amounts are considered to be permanently invested.

The impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to not be sustained upon audit by the relevant authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.

The Company records liabilities for uncertain tax benefits net of deferred tax assets associated with tax loss carryforwards for liabilities arising in the same year as the asset and for liabilities arising in different years from the asset, provided that the related tax loss can be carried back or forward to offset the liability.

Where the Company has a loss from continuing operations and income in other categories, the Company allocates a tax benefit to continuing operations and a tax provision to those other categories. Where there is income in other categories on a net basis, the Company’s policy is to allocate the tax provision only to categories with income and on a pro-rata basis.

Future realization of the tax benefit of an existing deductible temporary difference or carryforward ultimately depends on the existence of sufficient taxable income of the appropriate character (for example, ordinary income or capital gain) within the carryforward period available under the tax law. The Company’s policy is to consider the following sources of taxable income, which may be available under the tax law to realize a tax benefit for deductible temporary differences and carryforwards:

•                  Future reversals of existing taxable temporary differences.

•                  Future taxable income exclusive of reversing temporary differences and carryforwards.

•                  Taxable income in prior carry back year(s) if carry back is permitted under the tax law.

•                  Tax planning strategies that would, if necessary, be implemented to:

(1)              Accelerate taxable amounts to utilize expiring carryforwards.

(2)              Change the character of taxable or deductible amounts from ordinary income or loss to capital gain or loss.

(3)              Switch from tax-exempt to taxable investments.

Evidence available about each of those possible sources of taxable income will vary between tax jurisdictions and, possibly, from year to year. To the extent evidence about one or more sources of taxable income is sufficient to support a conclusion that a valuation allowance is not necessary, the Company’s policy is that other sources need not be considered. Consideration of each source is required, however, to determine the amount of the valuation allowance that may be required to be recognized for deferred tax assets.

For any specific jurisdiction where a history of three years of cumulative losses has occurred or where there has been a substantial change in the business (e.g., a major acquisition or divestiture); the Company does not rely on projections of future taxable income as described above. Instead, the Company determines its need for a valuation allowance on deferred tax assets, if any, by determining an average steady-state normalized taxable income amount over the last three years, adjusted for acquisitions or divestitures if necessary. The Company will also consider the following positive evidence in the above scenarios, if present:

•                  Existing contracts or firm sales backlog that will produce more than enough taxable income to realize the deferred tax asset based on existing sales prices and cost structures.

•                  An excess of appreciated asset value over the tax basis of the entity’s net assets in an amount sufficient to realize the deferred tax asset.

Comprehensive Income—Comprehensive income includes net income and the other comprehensive income components which include unrealized gains and losses from foreign currency translation and from certain intercompany transactions that are of a long-term investment nature, pension-related adjustments that are recorded directly into a separate section of stockholders’ equity in the balance sheets and net investment and cash flow hedges. Foreign currency translation amounts are not adjusted for income taxes since they relate to indefinite life investments in non-U.S. subsidiaries and certain intercompany debt. See Item 8. Financial Statements and Supplementary Data - Note 18, “Accumulated Other Comprehensive Income.”

Accounting for Environmental Liabilities—In the ordinary course of business, Rockwood is subject to extensive and changing federal, state, local and foreign environmental laws and regulations, and has made provisions for the estimated financial impact of environmental cleanup and site reclamation costs. Rockwood’s policy has been to accrue costs of a non-capital nature related to environmental clean-up when those costs are believed to be probable and can be reasonably estimated. If the aggregate amount of the obligation and the amount and timing of the cash payments for a site are fixed or reliably determinable, the liability is discounted. Expenditures that extend the life of the related property or mitigate or prevent future environmental contamination are capitalized and expenditures related to existing conditions resulting from past or present operations and from which no current or future benefit is discernible are immediately expensed. The quantification of environmental exposures requires an assessment of many factors, including changing laws and regulations, advancements in environmental technologies, the quality of information available related to specific sites, the assessment stage of each site investigation and the length of time involved in remediation or settlement. In some matters, Rockwood may share costs with other parties. Rockwood does not include anticipated recoveries from insurance carriers or other third parties in its accruals for environmental liabilities.

Stock-Based Compensation— Under the 2008 Amended and Restated Stock Purchase and Option Plan of Rockwood Holdings, Inc. and Subsidiaries (the “Plan”) the Company granted stock options, restricted stock and other stock-based awards to the Company’s employees and directors and allowed employees and directors to purchase shares of its common stock. However, the Company no longer issues equity awards under this Plan. In April 2009, the Company adopted the 2009 Stock Incentive Plan (the “New Plan”; together with the Plan, the “Plans”), which has 11,000,000 authorized shares. All equity awards granted after this date are being awarded under the New Plan.

The Company awarded restricted stock units in 2011, 2010 and 2009, and stock options in 2009 to certain employees of Rockwood Corporate Headquarters and its business units. See Item 8. Financial Statements and Supplementary Data - Note 13, “Stock-Based Compensation,” for further details. The restricted stock units contain a provision in which the units shall immediately vest and become converted into the right to receive a cash payment upon a change in control as defined in the equity agreement. As the provisions for redemption are outside the control of the Company, the fair value of these units as of December 31, 2011 and 2010 has been recorded as mezzanine equity (outside of permanent equity) in the Consolidated Balance Sheets.

Recently Issued Accounting Standards:

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that substantially converged the requirements for fair value measurement and disclosure between the FASB and the International Accounting Standards Board (“IASB”). This ASU is largely consistent with existing fair value measurement principles under U.S. GAAP. This ASU is effective for the Company in its first quarter beginning January 1, 2012 and is not expected to have a material impact on the Company’s financial statements.

In June 2011, the FASB issued an ASU that addressed the presentation of comprehensive income in the financial statements. This accounting update allows an entity the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The Company has adopted this ASU and has included statements of comprehensive income in these financial statements.

In September 2011, the FASB issued an ASU that requires additional disclosures about an employer’s participation in a multiemployer pension plan. Previously, disclosures were limited to the historical contributions made to the multiemployer pension plans. The Company began providing the required additional disclosures for its multiemployer pension plans in this Form 10-K (See Item 8. Financial Statements and Supplementary Data - Note 14, “Employee Benefit Plans,” for further details).

In September 2011, the FASB issued an ASU that allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under this new ASU, if a Company chooses the qualitative method, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. This ASU is effective for annual and interim impairment tests performed for fiscal years beginning after December 15, 2011. The Company does not expect this ASU to have a material impact on its financial statements.